Exhibit 21.1

LIST OF SUBSIDIARIES

CORPORATIONS

ACCUMED HOLDING CORP., a Delaware corporation

ACCUMED HOME HEALTH SERVICES OF GEORGIA, INC., a Georgia corporation

ACCUMED HOME HEALTH OF TEXAS, INC., a Texas corporation

ADVENTA HOSPICE, INC., a Florida corporation

ADVENTA HOSPICE SERVICES OF FLORIDA, INC., a Florida corporation

AMEDISYS HOME HEALTH, INC. OF ALABAMA, an Alabama corporation

AMEDISYS HOME HEALTH, INC. OF FLORIDA, a Florida corporation

AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA, a South Carolina corporation

AMEDISYS HOME HEALTH, INC. OF VIRGINIA, a Virginia corporation

AMEDISYS SPECIALIZED MEDICAL SERVICES, INC., a Louisiana corporation

COMPREHENSIVE HOME HEALTHCARE, INC., a Tennessee corporation

EMERALD CARE, INC., a North Carolina corporation

FAMILY HOME HEALTH CARE, INC., a Kentucky corporation

HHC, Inc., a Tennessee corporation

HMA Holding, Inc., a Delaware corporation

HMR ACQUISITION, INC., a Delaware corporation

HOME HEALTH OF ALEXANDRIA, INC., a Louisiana corporation

HORIZONS HOSPICE CARE, INC., an Alabama corporation

HOUSECALL, INC., a Tennessee corporation

HOUSECALL HOME HEALTH, INC., a Tennessee corporation

HOUSECALL MEDICAL RESOURCES, INC., a Delaware corporation

HOUSECALL MEDICAL SERVICES, INC., a Tennessee corporation

HOUSECALL-SCS MANAGEMENT, INC., a Florida corporation

HOUSECALL-SIC MANAGEMENT, INC., a Florida corporation

HOUSECALL SUPPORTIVE SERVICES, INC., a Florida corporation

TLC HOLDINGS I CORP., a Delaware corporation

TLC HEALTH CARE SERVICES, INC., a Delaware corporation

LIMITED LIABILITY COMPANIES

ACCUMED GENPAR, L.L.C., a Texas limited liability company

ALBERT GALLATIN HOME CARE AND HOSPICE SERVICES, LLC, a Delaware limited liability company

AMEDISYS AIR, L.L.C., a Louisiana limited liability company

AMEDISYS ALASKA, LLC, an Alaska limited liability company

AMEDISYS ARIZONA, L.L.C., an Arizona limited liability company

AMEDISYS ARKANSAS, LLC, an Arkansas limited liability company

AMEDISYS CALIFORNIA, L.L.C., a California limited liability company

AMEDISYS COLORADO, L.L.C., a Colorado limited liability company

AMEDISYS CONNECTICUT, L.L.C., a Connecticut limited liability company

AMEDISYS DELAWARE, L.L.C., a Delaware limited liability company

AMEDISYS EQUITY GROUP, L.L.C., a Louisiana limited liability company

AMEDISYS GEORGIA, L.L.C., a Georgia limited liability company

AMEDISYS HEALTH MANAGEMENT, L.L.C., a Texas limited liability company

AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company

AMEDISYS HOSPICE, L.L.C., a Louisiana limited liability company

AMEDISYS HMA ACQUISITION, L.L.C., a Louisiana limited liability company

AMEDISYS IDAHO, L.L.C., an Idaho limited liability company

AMEDISYS ILLINOIS, L.L.C., an Illinois limited liability company

AMEDISYS INDIANA, L.L.C., an Indiana limited liability company

AMEDISYS IOWA, L.L.C., an Iowa limited liability company

AMEDISYS KANSAS, L.L.C., a Kansas limited liability company

AMEDISYS LA ACQUISITIONS, L.L.C., a Louisiana limited liability company

AMEDISYS LOUISIANA, L.L.C., a Louisiana limited liability company

AMEDISYS MAINE, P.L.L.C., a Maine professional limited liability company

AMEDISYS MARYLAND, L.L.C., a Maryland limited liability company

AMEDISYS MASSACHUSETTS, L.L.C., a Massachusetts limited liability company

AMEDISYS MICHIGAN, L.L.C., a Michigan limited liability company

AMEDISYS MINNESOTA, L.L.C., a Minnesota limited liability company

AMEDISYS MISSISSIPPI, L.L.C., a Mississippi limited liability company

AMEDISYS MISSOURI, L.L.C., a Missouri limited liability company

AMEDISYS NEBRASKA, L.L.C., a Nebraska limited liability company

AMEDISYS NEVADA, L.L.C., a Nevada limited liability company

AMEDISYS NEW HAMPSHIRE, L.L.C., a New Hampshire limited liability company

AMEDISYS NEW JERSEY, L.L.C., a New Jersey limited liability company

AMEDISYS NEW MEXICO, L.L.C., a New Mexico limited liability company

AMEDISYS NORTH DAKOTA, L.L.C., a North Dakota limited liability company

AMEDISYS NORTH CAROLINA, L.L.C., a North Carolina limited liability company

AMEDISYS NORTHWEST, L.L.C., a Georgia limited liability company

AMEDISYS OHIO, L.L.C., an Ohio limited liability company

AMEDISYS OKLAHOMA, L.L.C., an Oklahoma limited liability company

AMEDISYS OREGON, L.L.C., an Oregon limited liability company

AMEDISYS PENNSYLVANIA, L.L.C., a Pennsylvania limited liability company

AMEDISYS PROPERTY, L.L.C., a Louisiana limited liability company

AMEDISYS PUERTO RICO, L.L.C., a Puerto Rican limited liability company

AMEDISYS QUALITY OKLAHOMA, L.L.C., an Oklahoma limited liability company

AMEDISYS RHODE ISLAND, L.L.C., a Rhode Island limited liability company

AMEDISYS SC, L.L.C., a South Carolina limited liability company

AMEDISYS SOUTH FLORIDA, L.L.C., a Florida limited liability company

AMEDISYS SP-IN, L.L.C., an Indiana limited liability company

AMEDISYS SP-KY, L.L.C., a Kentucky limited liability company

AMEDISYS SP-OH, L.L.C., an Ohio limited liability company

AMEDISYS SP-TN, L.L.C., a Tennessee limited liability company

AMEDISYS TENNESSEE, L.L.C., a Tennessee limited liability company

AMEDISYS TEXAS, L.L.C., a Texas limited liability company

AMEDISYS TLC ACQUISITION, L.L.C., a Louisiana limited liability company

AMEDISYS UTAH, L.L.C., a Utah limited liability company

AMEDISYS VIRGINIA, L.L.C., a Virginia limited liability company

AMEDISYS WASHINGTON, L.L.C., a Washington limited liability company

AMEDISYS WEST VIRGINIA, L.L.C., a West Virginia limited liability company

AMEDISYS WISCONSIN, L.L.C., a Wisconsin limited liability company

AMEDISYS WYOMING, L.L.C., a Wyoming limited liability company

ARNICA THERAPY SERVICES, L.L.C., a Louisiana limited liability company

AVENIR VENTURES, L.L.C., a Louisiana limited liability company

CENTRAL MISSISSIPPI MEDICAL CENTER HOME HEALTH, LLC, a Mississippi limited liability company

BROOKSIDE HOME HEALTH, LLC, a Virginia limited liability company

GM VENTURES, LLC, a Texas limited liability company

M2 VENTURES, L.L.C., a Texas limited liability company

MC VENTURES, LLC, a Mississippi limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF ERIE NIAGARA, LLC, a New York limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF NASSAU SUFFOLK, LLC, a New York limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF WESTERN NEW YORK, LLC, a New York limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF LONG ISLAND, LLC, a New York limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES MIDWEST, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF BROWARD, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF NEW ENGLAND, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF FLORIDA, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF GEORGIA, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF MICHIGAN, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF PA, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES WESTERN, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES INTERNATIONAL, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF DADE, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES SOUTHEAST, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF ILLINOIS, LLC, a Delaware limited liability company

LIMITED PARTNERSHIPS/LIMITED LIABILITY PARTNERSHIPS

ACCUMED HEALTH SERVICES, L.P., a Texas limited partnership

ACCUMED HOME HEALTH OF NORTH TEXAS, LLP, a Texas limited liability partnership

M.M. VENTURES, L.L.P., a Texas limited liability partnership

NINE PALMS 1, LP, a Virginia limited partnership

NINE PALM 2, LLP, a Mississippi limited liability partnership

JOINT VENTURES

HEART OF THE ROCKIES HOME HEALTH, LLC, a Delaware limited liability company (50% ownership)

PORTNEUF HOME HEALTH CARE, LLC, a Delaware limited liability company (50% ownership)

SAINT ALPHONSUS HOME HEALTH AND HOSPICE, LLC, a Delaware limited liability company (73.6% ownership)

WENTWORTH HOME CARE AND HOSPICE, LLC, a New Hampshire limited liability company (50% ownership)

TRI-CITIES HOME HEALTH, LLC, a Delaware limited liability company (50% ownership)

MARIETTA HOME HEALTH AND HOSPICE, L.L.C., an Ohio limited liability company (50% ownership)